SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
[x]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Addition Materials                by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           ELANTEC SEMICONDUCTOR, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit  price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       (5) Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                          ELANTEC SEMICONDUCTOR, INC.

                            675 Trade Zone Boulevard
                           Milpitas, California 95035


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elantec Semiconductor, Inc. (the "Company") will be held at the Crowne Plaza Hotel & Resorts, 777 Bellew Drive, Milpitas, California 95035 on Friday, January 14, 2000 at 9:00 a.m., local time, for the following purposes:

         1. To elect four directors of the Company, with each director to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. The Company's Board of Directors has nominated the following individuals to serve:
                  Chuck K. Chan, James V. Diller, Alan V. King and Umesh Padval.

         2. To amend the 1995 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 470,000 shares.

         3.       To  ratify  the   selection   of  Deloitte  &  Touche  LLP  as
                  independent auditors for the Company for the current fiscal year.

         4. To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on November 19, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.


                                          By Order of the Board of Directors

                                          ______________________________________
                                          James V. Diller
Milpitas, California                      President, Chief Executive Officer and
December 15, 1999                         Chairman of the Board

                           ELANTEC SEMICONDUCTOR, INC.

                            675 Trade Zone Boulevard
                           Milpitas, California 95035


                                 PROXY STATEMENT
                                December 15, 1999

         The accompanying proxy (the "Proxy") is solicited on behalf of the Board of Directors of Elantec Semiconductor, Inc., a Delaware corporation ("Elantec" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza Hotel & Resorts, 777 Bellew Drive, Milpitas, California 95035 on Friday, January 14, 2000 at 9:00 a.m., local time (the "Annual Meeting"). This Proxy Statement and the accompanying form of Proxy were first mailed to stockholders on or about December 15, 1999. An annual report for the fiscal year ended September 30, 1999 is enclosed with the Proxy Statement.


                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Only holders of record of the Company's Common Stock at the close of business on November 19, 1999 will be entitled to vote at the Annual Meeting. At the close of business on that date, the Company had 9,433,122 shares of Common Stock outstanding and entitled to vote. A majority, or 4,716,562 of these shares, will constitute a quorum for the transaction of business. Holders of Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

         Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal Nos. 2 and 3 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposals. All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as a negative vote with respect to Proposal Nos. 2 and 3. In the event that a broker indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter, such broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved.

         All Proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" Proposal Nos. 2 and 3 described in this Proxy Statement, and at the Proxy holder's discretion, on such other matters, if any, that may come before the Annual Meeting (including any proposal to adjourn or postpone the Annual Meeting).

         In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

         The expenses of soliciting Proxies to be voted at the Annual Meeting will be paid by the Company. Proxies may also be solicited by the Company and/or its agents, in person or by mail, telephone or telegram. Following the original mailing of the Proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the Proxies and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

         If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services telephone voting program. This program provides eligible stockholders the opportunity to vote by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.


                             REVOCABILITY OF PROXIES

         Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a written instrument delivered to the Secretary of the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The  Board of  Directors  of the  Company  (the  "Board"  or  "Board of
Directors") has nominated for election as directors each of the following persons to serve until the next annual meeting of stockholders and until his successor has been elected or until his earlier resignation, death or removal:
Chuck K. Chan, James V. Diller, Alan V. King and Umesh Padval. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the Company's nominees named below. The size of the Company's Board is currently set at four members. Each of the nominees is currently a director of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable, or will decline, to serve as a director.

Directors/Nominees

         The names of the nominees for the Board and certain information about them as of November 19, 1999 are set forth below:

---------------------------------------------------------------------------------------------------------
Name of Nominee and/or Director        Age             Principal Occupation                Director Since
---------------------------------------------------------------------------------------------------------
                                                    President, Chief Executive
James V. Diller (1)                    64       Officer, and Chairman of the Board             1986

Chuck K. Chan (1, 2)                   49                 Director                             1992

Alan V. King (1, 2)                    64                 Director                             1997

Umesh Padval                           42                 Director                             1999
---------------------------------------------------------------------------------------------------------

------------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

         Dr. Chan and Messrs. Diller and King were re-elected to the Board at the Company's last annual meeting of stockholders held on January 22, 1999. Mr. Padval was appointed to the Board on November 24, 1999. Vacancies on the Board occurring prior to an annual meeting may be filled by the Board.

         Further information regarding the Company's nominees is as follows:

         Mr. Diller has been the Company's President and Chief Executive Officer since April 1999 and prior to this served as interim President and Chief Executive Officer since November 1998. In addition, Mr. Diller has been Chairman of the Board since 1997 and was previously a Director of the Company since 1986. Mr. Diller was a Founder of PMC-Sierra, Inc. a communications semiconductor company, was its President and Chief Executive Officer from 1983 to 1997 and is currently its Chairman of the Board. Mr. Diller holds a B.S. degree in physics from the University of Rhode Island.

         Dr. Chan has been a Director of the Company since January 1992 and also served as a Director from 1983 to 1984. Dr. Chan has been a Partner in Alpine Technology Ventures, a venture capital firm, since December 1994 and was a Partner in Associated Venture Investors, a venture capital firm from 1982 to 1996. In addition, Dr. Chan serves on the Board of a number of privately held companies. Dr. Chan holds B.S., M.S. and Ph.D. degrees in physics from the Massachusetts Institute of Technology and a M.B.A. degree from Harvard University.

         Mr. King has been a Director of the Company since December 1997. Mr. King has been Chairman of the Board and Chief Executive Officer of Volterra Semiconductor Corporation, a start-up company developing power management integrated circuits, since September 1996. Mr. King was President and Chief
Executive Officer of Silicon Systems, Inc., a semiconductor company, from September 1991 to November 1994 and was President and Chief Executive Officer of Precision Monolithics, Inc., a semiconductor company, from September 1987 to September 1991, and from September 1986 to September 1987 he was its Executive Vice President. Mr. King holds a B.S. degree in ceramic engineering from the University of Washington.

         Mr. Padval was appointed a Director of the Company in November 1999. Mr. Padval has been the President of C-Cube Microsystem's Semiconductor Division since October 1998, managing all aspects of C-Cube's semiconductor business, which focuses on providing digital video solutions into the communications and consumer markets. Mr. Padval joined C-Cube Microsystems from VLSI Technology, Inc., where he was Senior Vice President and General Manager of the Digital Entertainment Division from May 1997 to October 1998. Prior to this role, Mr. Padval served in several Business Unit Management, Sales and Marketing roles at VLSI Technology, Inc from September 1987. Mr. Padval holds a B.S. degree in engineering from the Indian Institute of Mumbai, India; a M.S. degree in engineering from Pennsylvania State University; and a M.S. degree in engineering from Stanford University.

            The Board of Directors recommends a vote FOR the election
                       of each of the nominated Directors.

Board of Directors' Meetings and Committees

         The Board of Directors met four (4) times, held a special meeting by conference call one (1) time and acted by unanimous written consent eight (8) times during the fiscal year ended September 30, 1999 ("fiscal 1999"). No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which he served. Standing committees of the Board currently include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

         The Audit Committee did not meet separately from the full Board and took no actions by written consent during fiscal 1999. The Audit Committee exercises the following powers: (1) nominates the independent auditors of the Company to be approved by the Board of Directors; (2) meets with the independent auditors to review the annual audit; (3) assists the full Board in evaluating the auditor's performance; and (4) reviews internal control procedures, related party transactions and, where appropriate, potential conflict of interest situations. Mr. Diller, Dr. Chan and Mr. King are currently members of the Audit Committee.

         The Compensation Committee acted by unanimous written consent five (5) times during fiscal 1999. The Compensation Committee administers the Company's cash bonus and profit sharing plans and sets all stock and other compensation for the Company's officers. Dr. Chan and Mr. King are currently members of the Compensation Committee. The Compensation Committee administers the Company's 1995 Equity Incentive Plan and the Company's 1995 Employee Stock Purchase Plan.

Directors' Compensation

         Directors who are not employees of the Company receive cash compensation of $1,500 for each of the Company's Board of Directors meetings attended. Members of the committees of the Board of Directors who are not employees of the Company receive cash compensation of $500 for each committee meeting attended.

         Directors of the Company periodically receive options under the Company's 1995 Directors Stock Option Plan (the "Directors Plan"). In fiscal 1999 each of the non-employee directors of the Company received a formula grant of 10,000 shares subject to stock options.

                     PROPOSAL NO. 2 - APPROVAL OF AMENDMENT
                        TO THE 1995 EQUITY INCENTIVE PLAN

         Stockholders are being asked to approve an amendment to the Company's 1995 Equity Incentive Plan (the "Equity Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 2,350,000 to 2,820,000, an increase of 470,000 shares. The Board of Directors of the Company approved the proposed amendment described above on November 4, 1999 to be effective upon stockholder approval.

 Equity Incentive Plan History

         In August 1995, the Board of Directors of the Company adopted the Equity Incentive Plan and in September 1995 it was approved by the stockholders of the Company. 550,000 shares of Common Stock were originally reserved for issuance under the Equity Incentive Plan.

         In December 1996, the Board of Directors approved an amendment to the Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 950,000, and on February 21, 1997 it was approved by the stockholders of the Company.

         In December 1997, the Board of Directors approved an amendment to the Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 1,350,000, and on February 20, 1998 it was approved by the stockholders of the Company.

         In November 1998, the Board of Directors approved an amendment to the Equity Incentive Plan to increase the number of shares reserved for issuance thereunder to 2,350,000, and on January 22, 1999 it was approved by the stockholders of the Company.

Description of the 1995 Equity Incentive Plan

         Below is a summary of the principal provisions of the Equity Incentive Plan. The summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

         Purpose. The purpose of the Equity Incentive Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and performance stock bonuses.

          Shares Subject to the Equity Incentive Plan. The stock reserved for issuance pursuant to awards granted under the Equity Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. As of November 19, 1999, a total of 403,125 shares of Common Stock subject to stock options were available for grant. The aggregate number of shares that may be issued pursuant to awards granted under the Equity Incentive Plan is 2,820,000 shares (assuming approval of the proposal) plus any shares issuable upon exercise of options granted pursuant to the Company's 1994 Equity Incentive Plan that have or will expire or become unexercisable for any reason. If any option granted under the Equity Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, the shares released from such option or award will again become available for grant and purchase under the Equity Incentive Plan. During the term of the Equity Incentive Plan, the following Named Executive Officers (as defined below) were granted options under the Equity Incentive Plan to purchase the following number of shares of the Company's Common Stock: Jim Diller - 330,000 shares; Richard E. Corbin - 172,000 shares; Ralph S. Granchelli, Jr. - 118,400 shares and Ephraim Kwok - 80,000 shares. During the term of the Equity Incentive Plan, all employees and consultants other than the Named Executive Officers were granted options to purchase an aggregate of 3,766,444 shares under the Equity Incentive Plan.

         Eligibility. The Equity Incentive Plan provides for the grant of stock options and stock bonuses and the issuance of restricted stock by the Company to its employees, officers, directors, consultants, independent contractors and advisers. No person will be eligible to receive more than 100,000 shares in any calendar year pursuant to grants under the Equity Incentive Plan, except that a new employee of the Company (including a new employee who is also an officer or director of the Company) may receive up to a maximum of 400,000 shares in the calendar year in which the employee commences employment. As of November 19, 1999, approximately 175 persons were eligible to receive awards under the Equity Incentive Plan. The fair market value of the Common Stock on that date was $27.625. Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards.

         Administration. The Equity Incentive Plan is administered by a Committee appointed by the Board (the "Compensation Committee") consisting of Chuck K. Chan and Alan V. King, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code of 1986, as amended (the "Code"). The interpretation or construction by the Compensation Committee of any provision of the Equity Incentive Plan or of any option granted under it is final and binding on all Participants.

         Stock Options. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). Subject to the terms of the Equity Incentive Plan, the Compensation Committee determines for each option whether the option is to be an ISO or a NQSO, the number of shares for which the option will be granted, the exercise price of the option, the period during which the option may be exercised and other terms and conditions. Each option granted under the Equity Incentive Plan is evidenced by an option grant in such form as the Compensation Committee approves and is subject to the following conditions:

         Limitation on ISOs. A Participant may receive an ISO only if he or she is an employee of the Company or of a parent or subsidiary of the Company.

         Number of Shares. Each option grant states the number of shares to which it pertains.

         Option Exercise Period. Options granted under the Equity Incentive Plan are generally exercisable with respect to 25% of the shares annually elapsed from the date of grant.

         Option Exercise Price. The option exercise price of an ISO may not be less than 100% of the "fair market value" (as defined in the Equity Incentive Plan) of the shares subject to the ISO on the date of grant. The option exercise price of a NQSO may not be less than 85% of the fair market value of the shares subject to the NQSO on the date of grant. However, any options granted to a holder of more than 10% of the total combined voting shares of the company may not be less than 110% of the fair market value of the shares subject to such an option.

         Form of Payment. The exercise price of options granted under the Equity Incentive Plan, plus any applicable income tax withholding, is typically payable in cash or by check. The option exercise price may also be payable in shares of fully paid Common Stock of the Company that have been owned by the Participant for more than six months, by a full recourse promissory note, by waiver of compensation due or accrued to the Participant, by tender of property, through a "same day sale," through a "margin commitment" or by any combination of the foregoing that the Compensation Committee may authorize.

         Term of Options. Options granted under the Equity Incentive Plan are permitted to be exercisable for up to ten years, except that an ISO granted to a holder of greater than 10% of the total combined voting shares of the Company may not be exercisable for more than five years.

         Effect of Participant's Termination of Employment. If a Participant terminates employment with the Company, or any parent, subsidiary or affiliate of the Company, the Participant typically has three months (or twelve months in the case of the Participant's death or disability) to exercise any options exercisable on the date the Participant's employment with the Company terminates.

         Restricted Stock Awards. The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award, and can be paid for as described under Option Exercise Price above.

         Stock Bonus Awards. The Compensation Committee may grant Participants stock bonus awards either in addition to or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Board may determine.

         Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at such time and upon such conditions as the Compensation Committee determines.

         Amendment of the Equity Incentive Plan. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form or award agreement or instrument to be executed pursuant to the Equity Incentive Plan. The Board may not amend the Equity Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 promulgated thereunder (or its successor) without such approval.

                  Term of the Equity Incentive Plan. Awards may be granted pursuant to the Equity Incentive Plan from time to time until August 22, 2005, which is ten years after the date the Equity Incentive Plan was originally adopted by the Board.

         Federal Income Tax Information. THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY
PARTICIPANT  WILL  DEPEND  UPON  HIS  OR  HER  INDIVIDUAL  CIRCUMSTANCES.   EACH
PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN.

         Incentive Stock Options. A Participant recognizes no income upon grant of an ISO and incurs no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. If there is capital gain, the ISO shares will be taxed at a rate that depends on whether they were held for more than twelve months (long-term). This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

         If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain.

          Alternative Minimum Tax. The difference between fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of the portion of an individual taxpayer's alternative minimum taxable income that would otherwise be taxable as ordinary income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies with respect to the portion of a taxpayer's alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         Non Qualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's purchase price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the

         Company (either by payment in cash or withholding out of the Participant's salary). The required flat federal withholding rate is currently 28%. Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

         ERISA. The Equity Incentive Plan is not qualified under Section 401(a) of the Code or subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

             The Board of Directors recommends a vote FOR amendment
                   of the Company's 1995 Equity Incentive Plan

                  PROPOSAL NO. 3 - RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

         The Company has selected Deloitte & Touche LLP as its independent auditors to perform the audit of the Company's financial statements for fiscal 2000, and the stockholders are being asked to ratify such selection. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

         On May 29, 1998, the Board of Directors of the Company approved the dismissal of the Company's previous independent accountants, Ernst & Young LLP, and the appointment of Deloitte & Touche LLP for the fiscal year ended 1998. The report of Ernst and Young LLP for the fiscal years ended 1996 and 1997 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended 1996 and 1997, and the interim period from October 1, 1997 through May 29, 1998, there were no disagreements between the Company and Ernst & Young LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The Company did not consult with Deloitte & Touche LLP during the fiscal years ended 1996 and 1997, and the interim period from October 1, 1997 through May 29, 1998, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

            The Board of Directors recommends a vote FOR ratification of Deloitte & Touche LLP as the Company's independent auditors

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information,  as of November 19,
1999 with respect to the beneficial  ownership of the Company's Common Stock by:
(a) each  stockholder  known by the Company to be the  beneficial  owner of more than five percent of the Company's Common Stock; (b) each director nominee;  (c)
the Named  Executive  Officers (as defined below) and (d) all current  executive officers and directors as a group.

--------------------------------------------------------------------------------------------------------------
                                                                 Amount and Nature of
Name and Address of Beneficial Owner                             Beneficial Ownership (1)     Percent of Class
--------------------------------------------------------------------------------------------------------------
Velocity Capital Management LLC (2)                                      715,000                    7.6%
Kennedy Capital Management (3)                                           583,700                    6.2
James V. Diller (4)                                                      330,214                    3.5
David O'Brien (5)                                                        263,799                    2.8
Richard E. Corbin (6)                                                    193,792                    2.1
Ralph S. Granchelli, Jr. (7)                                              80,130                     *
Chuck K. Chan (8)                                                         58,708                     *
Ephraim Kwok (9)                                                          45,000                     *
Alan V. King (10)                                                         27,290                     *
Umesh Padval (11)                                                           --                       --
All current officers and directors as a group (7 persons) (12)           711,907                    7.5
--------------------------------------------------------------------------------------------------------------

-------------
*Less than 1%.

     (1) Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares
         beneficially   owned,   subject  to  community   property   laws  where
         applicable.

     (2) Based on information obtained from Velocity Capital Management LLC, 261 Hamilton Avenue, Suite 212, Palo Alto, California 94301, Velocity Technology and Communications Trust A was the beneficial owner of 715,000 shares on November 19, 1999.

     (3) Based on information obtained from Kennedy Capital Management, 10829 Oliver Boulevard, St. Louis, Missouri 63141, Kennedy Capital Management was the beneficial owner of 583,700 shares on November 19, 1999.

     (4) Represents 157,405 shares held by Mr. Diller and 172,809 shares subject to options exercisable within 60 days of November 19, 1999.

     (5) Represents 123,974 shares held by Dr. O'Brien, 3,399 shares held by Dr. O'Brien as Custodian and 136,426 shares subject to options exercisable within 60 days of November 19, 1999.

     (6) Represents 92,905 shares held by Mr. Corbin, 39,221 shares held by Richard Corbin as Trustee and 61,666 shares subject to options exercisable within 60 days of November 19, 1999.

     (7) Represents 19,500 shares held by Mr. Granchelli and 60,630 shares subject to options exercisable within 60 days of November 19, 1999.

     (8) Represents 21,898 shares held by Dr. Chan, 13,583 shares held by Chuck Chan as Trustee and 23,227 shares subject to options exercisable within 60 days of November 19, 1999.

     (9) Represents 12,500 shares held by Mr. Kwok and 32,500 shares subject to options exercisable within 60 days of November 19, 1999.

    (10) Represents 10,000 shares held by Mr. King and 17,290 shares subject to options exercisable within 60 days of November 19, 1999.

    (11) Mr. Padval did not hold any shares or have options exercisable as of November 19, 1999.

    (12) Includes the shares subject to options exercisable within 60 days of November 19, 1999 described in footnotes (4) through (11) and excludes shares and options held by David O'Brien who resigned from the Company on November 10, 1998.

                             EXECUTIVE COMPENSATION

         The following table sets forth all  compensation  awarded to, or earned or  paid  for  services  rendered  in all  capacities  to the  Company  and  its subsidiaries  during each of fiscal  1997,  1998 and 1999 by (i) each person who served as the  Company's  Chief  Executive  Officer in fiscal  1999 and (ii) the
Company's three most highly compensated  executive officers other than the Chief
Executive  Officer who were serving as  executive  officers at the end of fiscal
1999 and whose  total  salary and bonus was more than  $100,000  in fiscal  1999
(together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards,  the number of shares subject to stock options  granted  and  certain  other  compensation,  if  any,  whether  paid or deferred.  The  Company  does not grant SARs and has no  long-term  compensation benefits other than stock options.

                                              Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Long-Term
                                                                                             Compensation
                                                                 Annual Compensation(1)          Awards
                                                              --------------------------     ---------------
                                                                                               Securities
                                                                                               Underlying         All Other
                                                                                                 Options         Compensation
Name and Principal Position                       Year        Salary ($)    Bonus ($)(2)     (No. of Shares)        ($)(3)
-----------------------------------------------------------------------------------------------------------------------------
James V. Diller(4)                                1999       $179,481(5)       $165,510           290,000          $  3,169
   President, Chief Executive Officer             1998           --                --                --                --
   And Chairman of the Board                      1997           --                --                --                --

David O'Brien(6)                                  1999        213,491              --                --               7,928
   President and Chief Executive Officer          1998        189,515            65,000            75,000             5,179
                                                  1997        175,381              --             100,000(7)          2,265

Ephraim Kwok(8)                                   1999        151,271            52,089            15,000             4,720
   Vice President of Finance and Admin.           1998        100,958            19,800            65,000             2,763
   And Chief Financial Officer

Richard E. Corbin                                 1999        144,055            52,089            15,000             6,782
   Vice President of Technology                   1998        158,785            21,600            25,000             4,436
                                                  1997        135,588              --              77,000(7)          3,045

Ralph S. Granchelli, Jr                           1999        147,060            62,366            25,000               425
   Vice President of Marketing                    1998        131,907            25,200            20,000               343
                                                  1997        121,442              --              33,000(7)            398
-----------------------------------------------------------------------------------------------------------------------------

----------------------

     (1) Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10% of the individual's salary plus bonus.

     (2) Represents bonuses earned for services rendered during the fiscal year listed, even if paid after the end of the fiscal year.

     (3) Represents insurance premiums paid by the Company with respect to term life insurance for the benefit of the Named Executive Officers and 401(k) employer matched contributions totaling 2.5% of plan participant's base salary.

     (4) Mr. Diller served as interim President and Chief Executive Officer from November 1998 to March 1999. On April 1, 1999, Mr. Diller became the Company's President and Chief Executive Officer.

     (5) Includes $86,250 of compensation earned under a consulting agreement with the Company.

     (6) Dr. O'Brien resigned from the Company as of November 10, 1998.

     (7) Represents an option for 100,000 shares granted in fiscal 1995 and repriced in fiscal 1997 for Dr. O'Brien; an option for 45,000 shares granted in fiscal 1995 and repriced in fiscal 1997 and an option for 16,000 shares granted in fiscal 1997 and repriced in fiscal 1997 for Mr. Corbin; and an option for 25,000 shares granted in fiscal 1995 and repriced in fiscal 1997 and an option for 8,000 shares granted in fiscal 1997 that was not repriced for Mr. Granchelli.

     (8) Mr. Kwok joined the Company on January 5, 1998.

                          Option Grants in Fiscal 1999

         The following table sets forth information concerning individual stock option grants during the fiscal year ended September 30, 1999 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date the option was granted to the end of the option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.
There can be no assurance that the potential realizable values shown in this table will be achieved.


                                                Option Grants Table
---------------------------------------------------------------------------------------------------------------------------
                                                         Individual Grants
                                   ---------------------------------------------------------     Potential Realizable Value
                                     Number of         % of Total                                at Assumed Annual Rates of
                                    Securities       Options Granted                               Stock Price Appreciation
                                    Underlying       to Employees in   Exercise                       For Option Term (3)
                                      Options          Fiscal Year       Price    Expiration     --------------------------
Name                               Granted (#)(1)        1999 (2)     ($/Share)      Date            5% ($)         10% ($)
---------------------------------------------------------------------------------------------------------------------------
James V. Diller                       50,000(4)            5.2%       $ 3.5305     11/06/08      $  111,017      $  281,328
                                     240,000(5)           24.9%         6.3750     04/01/09         962,217       2,438,361
David O'Brien                           --                  --            --         --               --              --
Ephraim Kwok                          15,000(6)            1.6%         4.1250     02/05/09          38,913          98,610
Richard E. Corbin                     15,000(6)            1.6%         6.3750     04/01/09          60,139         152,398
Ralph S. Granchelli, Jr.              25,000(6)            2.6%         4.1250     02/05/09          64,855         164,350
---------------------------------------------------------------------------------------------------------------------------

---------------

     (1) Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

     (2) The Company granted options to purchase 965,500 shares in fiscal 1999.

     (3) The  5%  and  10%  assumed  rates  of  annual   compound   stock  price
         appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

     (4) Stock option became fully vested and exercisable on August 6, 1999.

     (5) Stock option vests in equal monthly installments over a two year period.

     (6) Stock options vest as to 25% of the shares on the first anniversary of the date of grant and 1/48th of the total number of shares on a monthly basis.

The following table sets forth information concerning the number of shares acquired on exercise of stock options, the value realized on such exercise, and the number and value of unexercised stock options held at September 30, 1999 by each of the Named Executive Officers.

                                   Aggregated Option Exercises in Fiscal 1999 and
                                          September 30, 1999 Option Values
---------------------------------------------------------------------------------------------------------------------------
                                                                    Number of Securities          Value of Unexercised
                                                                   Underlying Unexercised         In-the-Money Options
                                  Shares                             Options at 9/30/99             at 9/30/99 ($)(2)
                                Acquired on        Value         ----------------------------------------------------------
Name                              Exercise       Realized (1)    Exercisable   Unexercisable   Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------------
James V. Diller                      --              --           134,999         195,001      $1,654,714      $2,145,011
David O'Brien                        --              --           129,134          79,166       1,661,773         965,358
Richard E. Corbin                   1,578      $    5,918          58,083          52,917         755,178         646,385
Ralph S. Granchelli, Jr            15,000         192,625          58,197          50,434         810,581         644,233
Ephraim Kwok                         --              --            29,791          50,209         335,149         599,539
---------------------------------------------------------------------------------------------------------------------------

------------

     (1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

     (2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been and may never be realized. They are based on the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock on September 30, 1999 ($17.6875 per share).


                              EMPLOYMENT AGREEMENTS

         The Company has entered into Executive Compensation Agreements (the "Agreements"), dated as of March 22, 1991, with Messrs. Granchelli and Corbin. The Agreements provide for severance payments and benefits following termination of their employment, other than for cause or disability, in the event of a change in control of the Company. The Company must provide each of these officers with at least three months advance notice of such termination and severance payments equal to three months base salary at the end of the notice period. In each case, any unvested stock options that are held by the officer that would have become vested within twelve months after the end of the notice period will become fully vested.

         The Company has also  entered  into a  Settlement  and General  Release
Agreement and an Employment Agreement with Mr. Corbin in March 1999. The combined effects of the agreements provide for severance payments and benefits for a period of 12 months after Mr. Corbin's separation from the Company. Mr. Corbin will continue to make himself available up to 20 days over the 12 months separation period. Mr. Corbin has agreed to remain an employee of the Company through March 15, 2000. However, the Company has the option to extend Mr. Corbin's employment for two additional six-month periods to commence on (a) March 16, 2000 through September 16, 2000; and (b) September 16, 2000 through March 16, 2001. The Company will provide Mr. Corbin with thirty days advance notice if the Company decides to terminate his employment prior to utilizing the extension options.

         Under a consulting arrangement with the Company, Mr. Diller has received an option on December 8, 1997 for 10,000 shares of Common Stock at an exercise price of $6.625 that became fully vested and exercisable on December 8, 1998. Mr. Diller also received an option for 30,000 shares of Common Stock on February 25, 1998 at an exercise price of $8.8125 per share that vest quarterly over a period of four years and will become fully vested and exercisable on February 25, 2002.

         On April 1, 1999, Mr. Diller became President and Chief Executive Officer of the Company. Prior to this, from November 1998, Mr. Diller served as interim President and Chief Executive Officer of the Company. During his interim period, Mr. Diller received compensation of $1,500 per day, and a stock option grant for 50,000 shares subject to stock options that vested ratably over a period of nine months and became fully vested and exercisable on August 6, 1999.

                                    SEVERANCE

         in November 1998, David O'Brien, former President, Chief Executive Officer and Director resigned from the Company. Dr. O'Brien is a party to an Executive Compensation Agreement (the "Agreement") with the Company. The Agreement states that Dr. O'Brien will continue to make himself available to the Company as a consultant and in consideration for these consultancy services, the Company agrees to pay Dr. O'Brien $14,362 per month for a twenty-one month period that began in November 1998. In addition, the Company will continue to provide medical, dental and life insurance benefits during the twenty-one month payment period. Dr. O'Brien's stock options will continue to vest over a twenty-four month period and as of November 19, 1999, Dr. O'Brien has stock options outstanding for 208,300 shares of Common Stock, of which 129,134 shares are fully vested and exercisable.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors consists of Dr. Chan and Mr. King, neither of whom has been or is an officer or an employee of the Company. No member of the Compensation Committee served on the Compensation Committee of another entity or has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         This Compensation Committee Report is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (`the "Securities Act"), or the Securities Exchange Act of
1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by referencing and shall not otherwise be deemed soliciting material or filed under such Acts.

         The Compensation Committee establishes the general compensation policy of the Company. The role of the Compensation Committee is to review, establish guidelines, and approve salaries, cash bonuses, stock options and other compensation of the executive officers. As discussed, the Compensation Committee consists solely of directors Chuck K. Chan and Alan V. King. James V. Diller, President, Chief Executive Officer of the Company, attended certain of the meetings of the Compensation Committee and makes recommendations regarding executive compensation. Mr. Diller did not attend any Compensation Committee meetings where Mr. Diller's compensation package was being discussed by the Compensation Committee. The Compensation Committee also administers the 1995 Equity Incentive Plan and the 1995 Stock Purchase Plan.

General Compensation Policy

         The Compensation Committee has set forth the following as criteria for total executive compensation:

         o    The  Company's  total  executive   compensation  package  must  be
              competitive in the marketplace so as to enable the Company to attract and retain top caliber executive talent.

         o The Company's executive compensation must be linked to the Company's overall performance. The philosophy of the Compensation Committee is that base salary should be on par with industry averages for comparable companies; however, the executive officers should have significant cash bonus incentives if the Company meets or exceeds the goals committed to the Board, particularly in view of the Board's opinion of the relative difficulty in reaching these goals given competitive market conditions and other factors affecting the Company's performance.

         o The Compensation Committee believes that stock options play an important role in attracting and retaining qualified personnel in that stock options provide personnel with a reward directly tied to increased stock values.

         The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to management and other employees of the Company, relates a portion of each individual's total compensation to the Company's corporate objectives set forth at the beginning of the Company's fiscal year, as well as to individual contributions. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and adjusted based on the individual officer's performance as measured against established personal objectives. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1995 Equity Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

         In preparing the performance graph for this Proxy Statement, the Company used the Nasdaq Composite Stock Market Index ("Nasdaq Index") as its published line of business index as the Company believes that the Nasdaq Index is a good indicator of stock price performance with respect to the Company's industry. The Company further believes that the data contained in the executive compensation survey described in the foregoing paragraph, which includes certain companies on the Nasdaq Index, is a good benchmark with respect to executive compensation practices in the Company's industry.

1999 Executive Compensation

         Base Salaries. The base salary for each executive officer for fiscal 1999 was determined by the Compensation Committee after considering the relative compensation for comparable positions at comparable companies from various available industry sources.

         Incentive  Compensation.   Once  base  salaries  were  determined,   an
additional portion of total compensation was awarded to Company executives based upon the actual pre-tax income of the Company.

         Stock Options. Stock options granted by the Compensation Committee take into consideration the anticipated future contribution and ability to impact corporate business results of each affected executive officer.

1999 CEO Compensation

         In fiscal 1999, Mr. Diller's base salary was $179,481, this includes $86,250 of compensation earned as a consultant for the Company from the period of November 10, 1998 to April 1, 1999. Mr. Diller also received bonuses totaling $165,510 based upon the actual pre-tax income of the Company related to fiscal 1999. As part of a consulting arrangement with the Company, Mr. Diller received stock options totaling 50,000 shares on November 6, 1998 and upon his appointment as the Company's President and Chief Executive Officer on April 1, 1999, Mr. Diller received stock options totaling 240,000 shares.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

         The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code") for fiscal 1999. The 1995 Equity Incentive Plan is currently in compliance with Section 162(m) of the Code. The Company does not expect cash compensation for fiscal 1998 to be affected by the requirements of Section 162(m).


                                                  COMPENSATION COMMITTEE
                                                       Chuck K. Chan
                                                       Alan V. King

                                PERFORMANCE GRAPH

         The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this information by referencing and shall not otherwise be deemed soliciting material or filed under such acts.

         The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Composite Stock Market Index (US) and the Hambrecht and Quist Semiconductor Sector Index. The graph assumes that $100 was invested in the Company's Common Stock, the Nasdaq Composite Stock Market (US) and the Hambrecht and Quist Semiconductor Sector Index from the date of the Company's initial public offering on October 10, 1995 through September 30, 1999. Note that historic stock price performance is not necessarily indicative of future stock price performance.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

--------------------------------------------------------------------------------
                                            Cumulative Total Return
                                    -------------------------------------------
                                    09/30/96  09/30/97   09/30/98      09/30/99
                                    --------  --------   --------      --------
Elantec Semiconductor, Inc.             100     91.07      51.79        252.68
H&Q Semiconductor Sector Index        76.12    152.01      86.90        237.08
Nasdaq Stock Market - U.S. Index     125.93    172.87     176.44        285.54
- - - - - - - - - - - - - - - - -   -------------------------------------------
$100 Invested on October 10, 1995 in Stock or Index.
Fiscal Year Ending September 30.
--------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

         From October 1, 1998 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the SEC initial reports of ownership on a Form 3 and reports of changes in ownership of Common Stock and other equity securities of the Company on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its reviews of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all of the Company's directors, officers and 10% stockholders made all the necessary filings under Section 16(a) during fiscal 1999.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2001 must be received by August 17, 2000. Stockholders wishing to bring a proposal before the annual meeting for 2001 (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by October 31, 2000.


                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of such meeting. As to any business that may properly come before the Meeting, or any adjournment or postponement thereof, however, it is intended that Proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such Proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.


                                          By Order of the Board of Directors

                                          ______________________________________
                                          James V.  Diller
                                          President, Chief Executive Officer and
                                          Chairman of the Board

                                                                      Appendix A


                           ELANTEC SEMICONDUCTOR, INC.

                           1995 EQUITY INCENTIVE PLAN

                     As Adopted August 23, 1995 and Amended
                            Through November 4, 1999

         1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2. SHARES SUBJECT TO THIS PLAN.

                  2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,820,000 Shares plus any Shares that are made available for grant and issuance under this Plan pursuant to the following sentence. Any shares remaining unissued and not subject to outstanding options or other awards under the 1994 Equity Incentive Plan (the "Prior Plan") adopted by Elantec, Inc., a California corporation, that is the Company's predecessor ("Elantec California") on the Effective Date (as defined below) and any shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will also be available for grant and issuance under this Plan. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 100,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 400,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


         4. ADMINISTRATION.

                  4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan;

         (c)      select persons to receive Awards;

         (d)      determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

         (g)      grant waivers of Plan or Award conditions;

         (h)      determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)      determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

                  4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                  4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"),

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided, further, that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                  NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of the Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve
                  (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


                  (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price; and provided, further, that the Exercise Price will not be reduced below the par value of the Shares.

                  5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                  6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                  6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7. STOCK BONUSES.

                  7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                  7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                  7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

         8. PAYMENT FOR SHARE PURCHASES.

                  8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)      by   cancellation  of  indebtedness  of  the  Company  to  the
                  Participant;

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
                  (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares must be paid in cash;

         (d) by waiver of compensation due or accrued to the Participant for services rendered; provided that the portion of the Purchase Price equal to the par value of the Shares must be paid in cash;

         (e)      by tender of property;

         (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                  (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (g)      by any combination of the foregoing.

                  8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9. WITHHOLDING TAXES.

                  9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

         (a)      the election  must be made on or prior to the  applicable  Tax
                  Date;

         (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

         (c) all elections will be subject to the consent or disapproval of the Committee;

         (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax
                  Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

         (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         10. PRIVILEGES OF STOCK OWNERSHIP.

                  10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                  10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety
(90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18. CORPORATE TRANSACTIONS.

                  18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

                  18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective at the effective time of the merger of Elantec California with the Company (the "Effective Date"). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be cancelled, any Shares issued pursuant to any Award will be cancelled and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

         20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

         22. NONEXCLUSIVITY OF THIS PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                  "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                  "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board. "Company" means Elantec Semiconductor, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  "Disability"   means  a  disability,   whether   temporary  or
permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                  "Disinterested Person" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock, par value $0.01, determined as follows:

         (a)      if such  Common  Stock is then  quoted on the Nasdaq  National
                  Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

         (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock, par value $0.01, are subject to Section 16 of the Exchange Act.

                  "Outside Director" means any director who is not: (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or
(d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                  "Option" means an award of an option to purchase Shares pursuant to Section 5.

                  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Participant" means a person who receives an Award under this Plan.

                  "Plan" means this Elantec Semiconductor, Inc. 1995 Equity Incentive Plan, as amended from time to time.

                                                     Elantec Semiconductor, Inc.
                                                      1995 Equity Incentive Plan


                  "Restricted  Stock Award" means an award of Shares pursuant to
Section 6.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means shares of the Company's Common Stock, par value $0.01, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                  "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                                                      Appendix B


PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           ELANTEC SEMICONDUCTOR, INC.

The undersigned hereby appoints James V. Diller and Ephraim Kwok proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Elantec Semiconductor, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at the Crown Plaza Hotel & Resorts at 777 Bellew Drive, Milpitas, California 95035 on January 14, 2000 or any adjournment or postponement thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                            ^ FOLD AND DETACH HERE ^

                                                                                                       Please mark
                                                                                                       your votes as [X]
                                                                                                       indicated in
                                                                                                       this example
The Board of Directors recommends a vote
FOR all nominees and for Items 2 and 3


                                       WITHHELD                                              FOR       AGAINST       ABSTAIN
Item 1 -  ELECTION OF DIRECTORS   FOR   FOR ALL               Item 2 - AMENDMENT TO
          Nominees:               [ ]     [ ]                          1995 EQUITY           [ ]         [ ]            [ ]
                                                                       INCENTIVE PLAN
          Chuck K. Chan
          James V. Diller                                     Item 3 - RATIFICATION OF
          Alan V. King                                                 SELECTION OF          [ ]         [ ]            [ ]
          Umesh Padval                                                 INDEPENDENT
                                                                       AUDITORS

WITHHELD FOR: (Write that nominee's name in the space provided below).

________________________________________________________


THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement there of to the extent authorized by Rule 14a-4(c)  promulgated by the Securities and
Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                                     Dated:  __________________________________________

                                                     __________________________________________________

                                                     __________________________________________________
                                                     Signature(s)

Note: Please sign exactly as your name(s) appear on your stock certificate. If shares are held of record in the names of two or more persons or in the name of the husband and wife,  whether as joint tenants or otherwise,  both or all of such persons should sign the proxy.  If shares of stock are held of record by a corporation,  the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,  PLEASE  COMPLETE,  DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                ^ FOLD AND DETACH HERE ^
